Supplement dated February 18, 2026, to the Initial Summary Prospectus, Updating Summary Prospectus,

and Prospectus dated May 1, 2025, for the Protective Aspirations Variable Annuity,

Protective® Investors Benefit Advisory Variable Annuity and

Protective Variable Annuity Investors Series variable annuity contracts issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

Supplement dated February 18, 2026, to the Initial Summary Prospectus, Updating Summary Prospectus,

and Prospectus dated May 1, 2025, for the Protective Aspirations NY Variable Annuity and

Protective® Investors Benefit Advisory Variable Annuity NY variable annuity contracts issued by Protective Life and Annuity Insurance Company

Variable Annuity Account A of Protective Life

Supplement dated February 18, 2026, to the Initial Summary Prospectus, Updating Summary Prospectus, and

Prospectus dated April 29, 2025, for the Schwab Genesis Advisory Variable AnnuityTM contracts issued by Protective Life Insurance Company

PLICO Variable Annuity Account S

Supplement dated February 18, 2026, to the Initial Summary Prospectus dated August 11, 2025, and the

Updating Summary Prospectus and Prospectus dated April 29, 2025,

for the Schwab Genesis Variable AnnuityTM contracts

issued by Protective Life Insurance Company

PLICO Variable Annuity Account S

This Supplement amends certain information in your variable annuity contract prospectus, initial summary prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectus for future reference.

Important Notice Regarding the Reorganization of Legg Mason Partners Variable Equity Trust Portfolios

The Board of Trustees of the Legg Mason Partners Variable Equity Trust approved the reorganization (the “Reorganization”) of certain Legg Mason Partners Variable Equity Trust portfolios (the “Target Funds”) into newly created Lincoln Variable Insurance Products Trust portfolios (the “Acquiring Funds”), see table below. The Reorganization is subject to shareholder approval and will be submitted to shareholders of the Target Funds for their consideration at a special meeting to be held on April 10, 2026.

It is anticipated that the Reorganization, if approved by the shareholders, will take place, on April 24, 2026, or as soon as practicable thereafter (the “Closing Date”).

Target Funds and Corresponding Share Classes	Acquiring Funds and Corresponding Share Classes
ClearBridge Variable Dividend Strategy Portfolio – Class II	LVIP ClearBridge Dividend Strategy Fund – Service Class*
ClearBridge Variable Large Cap Growth Portfolio – Class II	LVIP ClearBridge Large Cap Growth Fund – Service Class II*

*Following the Reorganization , the Acquiring Funds will be closed to applications signed after April 24, 2026.

On the Closing Date, after the close of business, your Contract Value in the Sub-Account invested in the Target Fund(s) at the time of the Reorganization will become invested in the Sub-Account that invests in the corresponding class of the Acquiring Funds, and the Target Funds will liquidate, cease operations, and will no longer be available for investment. Unless you instruct us otherwise, any allocation instruction you have on file that includes the Target Funds will be automatically updated with the corresponding Acquiring Funds after the Closing Date.

A Joint Proxy Statement/Prospectus will be sent to Contract Owners invested in the Target Fund requesting their vote on the proposal, which will include a full discussion of the Reorganization and the factors the Board of Trustees considered in approving the proposal.

Your rights and obligations under the Contract and your Contract Value will not change as a result of the Reorganization. The fees and charges under the Contract will not change and there are no tax consequences to you as a result of the Reorganization.

*           *           *

As of the Closing Date, this Supplement amends your Prospectus by removing all references to the Target Funds as investment options under the Contract and the Acquiring Funds will be added as investment options under your Contract.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the Acquiring Funds, or other Funds available under your Contract, you may contact us by writing or calling Protective Life at P.O. Box 10648, Birmingham, AL 35202-0648 or toll free at 1-800-456-6330. You may also obtain Acquiring Funds and other Fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Closing Date.